                       STATEMENT OF ADDITIONAL INFORMATION

                       KIRR, MARBACH PARTNERS FUNDS, INC.

                        KIRR, MARBACH PARTNERS VALUE FUND

                                  P.O. BOX 701

                         MILWAUKEE, WISCONSIN 53201-0701

                                 1-800-870-8039

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the KIRR, MARBACH PARTNERS VALUE FUND (the "Fund"), dated January 31, 2002 The Fund is a series of Kirr, Marbach Partners Funds, Inc. (the "Corporation").

         A copy of the Prospectus is available without charge upon request to the above-noted address or toll-free telephone number.

         The Fund's audited financial statements for the period September 30, 2000 to September 30, 2001, are incorporated herein by reference to the Fund's Annual Report, which is available without charge upon request to the above-noted address or toll-free telephone number.












       This Statement of Additional Information is dated August 14, 2002.


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                                TABLE OF CONTENTS

                                                                       Page No.
                                                                       --------
FUND ORGANIZATION.........................................................1

INVESTMENT RESTRICTIONS...................................................1

IMPLEMENTATION OF INVESTMENT OBJECTIVES...................................3

DIRECTORS AND OFFICERS...................................................13

CODE OF ETHICS...........................................................14

PRINCIPAL SHAREHOLDERS...................................................15

INVESTMENT ADVISER.......................................................16

FUND TRANSACTIONS AND BROKERAGE..........................................17

CUSTODIAN................................................................19

TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT.............................19

ADMINISTRATOR............................................................19

DISTRIBUTOR AND PLAN OF DISTRIBUTION.....................................20

PURCHASE, EXCHANGE AND PRICING OF SHARES.................................22

REDEMPTIONS IN KIND......................................................26

TAXATION OF THE FUND.....................................................26

PERFORMANCE INFORMATION..................................................27

ADDITIONAL INFORMATION...................................................28

INDEPENDENT ACCOUNTANTS..................................................29

FINANCIAL STATEMENTS.....................................................29

APPENDIX................................................................A-1

         In deciding whether to invest in the Fund, you should rely on information in this Statement of Additional Information and related Prospectus. The Fund has not authorized others to provide additional information. The Fund has not authorized the use of this Statement of Additional Information in any state or jurisdiction in which such offering may not legally be made.

                                FUND ORGANIZATION

         The Corporation is an open-end, diversified, management investment company, commonly referred to as a mutual fund. The Fund is a series of common stock of the Corporation, a Maryland company incorporated on September 23, 1998. The Corporation is authorized to issue shares of common stock in series and classes. Each share of common stock of the Fund is entitled to one vote, and each share is entitled to participate equally in dividends and capital gain distributions and in the assets of the Fund in the event of liquidation. No certificates will be issued for shares held in your account. You will, however, have full shareholder rights. Generally, the Corporation will not hold annual shareholders' meetings unless required by the Investment Company Act of 1940, as amended (the "1940 Act") or Maryland law. Shareholders have certain rights, including the right to call an annual meeting upon a vote of 10% of the Corporation's outstanding shares for the purpose of voting to remove one or more directors or to transact any other business. The 1940 Act requires the Corporation to assist the shareholders in calling such a meeting.

                             INVESTMENT RESTRICTIONS

         The investment objective of the Fund is to seek long-term capital growth. The following are the Fund's fundamental investment restrictions which cannot be changed without the approval of a majority of the Fund's outstanding voting securities. As used herein, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares of common stock of the Fund.

The Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result,
         (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May (i) borrow money from banks for temporary or emergency purposes (but not for leveraging or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended (the "1940 Act"), which may involve a borrowing, including borrowing through reverse repurchase agreements, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings). If the amount borrowed at any time exceeds 33 1/3% of the Fund's total assets, the Fund will, within three days thereafter (not including Sundays, holidays and any longer permissible period), reduce the amount of the borrowings such that the borrowings do not exceed 33 1/3% of the Fund's total assets. The Fund may also borrow money from other persons to the extent permitted by applicable law.

3.       May not issue senior securities, except as permitted under the 1940
         Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

         The following are the Fund's non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval.

The Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission (the "SEC") or its staff.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions.

3. Invest in illiquid securities if, as a result of such investment, more than 10% of its net assets would be invested in illiquid securities.

4. Purchase securities of other investment companies except in compliance with the 1940 Act.

5.       Engage in futures or options on futures transactions.

6. Make any loans, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7. Borrow money except from banks or through reverse repurchase agreements, and will not purchase securities when bank borrowings exceed 5% of its total assets.

         Except for the fundamental investment limitations listed above and the Fund's investment objective, the Fund's other investment policies are not fundamental and may be changed with approval of the Corporation's Board of Directors. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

                     IMPLEMENTATION OF INVESTMENT OBJECTIVES

         The following information supplements the discussion of the Fund's investment objectives and strategy described in the Prospectus under the captions "Investment Objective" and "How the Fund Invests."

ILLIQUID SECURITIES

         The Fund may invest up to 10% of its net assets in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), repurchase agreements with maturities in excess of seven days and other securities that are not readily marketable. The Board of Directors of the Corporation, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act, such as securities that may be resold to institutional investors under Rule 144A under the Securities Act, may be considered liquid under guidelines adopted by the Board of Directors. However, investing in securities which may be resold pursuant to Rule 144A under the Securities Act could have the effect of increasing the level of the Fund's illiquidity to the extent that institutional investors become, for a time, uninterested in purchasing such securities.

         The Board of Directors has delegated to the Adviser the day-to-day determination of the liquidity of any security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed the Adviser to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in the PORTAL system), and (iv) other permissible relevant factors.

         Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors. If, through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 10% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable (except for Rule 144A securities deemed to be liquid by the Adviser), the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

WARRANTS

         The Fund may invest up to 10% of its net assets in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer of the underlying securities. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant must be exercised prior to its expiration date or it ceases to have value.

FIXED INCOME SECURITIES

         FIXED INCOME SECURITIES IN GENERAL. The Fund may invest up to 25% of its assets in a wide variety of fixed income securities, including bonds and other debt securities and non-convertible preferred stocks. Debt securities are obligations of the issuer to pay interest and repay principal. Preferred stocks have rights senior to a company's common stock, but junior to a company's creditors and, if held by the Fund as a fixed income security, will generally pay a dividend.

         Changes in market interest rates affect the value of fixed income securities. If interest rates increase, the value of fixed income securities generally decrease. Similarly, if interest rates decrease, the value of fixed income securities generally increase. Shares in the Fund are likely to fluctuate in a similar manner. In general, the longer the remaining maturity of a fixed income security, the greater it will fluctuate in value based on interest rate changes. Longer-term fixed income securities generally pay a higher interest rate. The Fund invests in fixed income securities of varying maturities.

         Changes in the credit quality of the issuer also affect the value of fixed income securities. Lower-rated fixed income securities generally pay a higher interest rate. Although the Fund only invests in investment grade debt securities, the value of these securities may decrease due to changes in ratings over time.

         TYPES OF FIXED INCOME SECURITIES. The Fund may invest in the following types of fixed income securities:

         -     Corporate debt securities, including bonds, debentures and notes;

         -     U.S. government securities;

         -        Preferred stocks;

         -        Convertible securities;

         - Commercial paper (including variable amount master demand notes);

         - Bank obligations, such as certificates of deposit, banker's acceptances and time deposits of domestic and foreign banks, domestic savings associations and their subsidiaries and branches (in amounts in excess of the current $100,000 per account insurance coverage provided by the Federal Deposit Insurance Corporation); and

         -        Repurchase agreements.

         RATINGS. The Fund will limit investments in fixed income securities to those that are rated at the time of purchase as at least investment grade by at least one national rating organization, such as S&P or Moody's, or, if unrated, are determined to be of equivalent quality by the Adviser. Investment grade fixed income securities include:

         -        U.S. government securities;

         - Bonds or bank obligations rated in one of the four highest categories (e.g., BBB- or higher by S&P);

         - Short-term notes rated in one of the two highest categories (e.g., SP-2 or higher by S&P);

         - Commercial paper or short-term bank obligations rated in one of the three highest categories (e.g., A-3 or higher by S&P); and

         - Repurchase agreements involving investment grade fixed income securities.

Investment grade fixed income securities are generally believed to have a lower degree of credit risk. If a security's rating falls below the above criteria, the Adviser will determine what action, if any, should be taken to ensure compliance with the Fund's investment objective and to ensure that the Fund will at no time have 5% or more of its net assets invested in non-investment grade debt securities. Additional information concerning securities ratings is contained in the Appendix.

         GOVERNMENT SECURITIES. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. These securities may have different levels of government backing. U.S. Treasury obligations, such as Treasury bills, notes, and bonds are backed by the full faith and credit of the U.S. Treasury. Some U.S. government agency securities are also backed by the full faith and credit of the U.S. Treasury, such as securities issued by the Government National Mortgage Association (GNMA). Other U.S. government securities may be backed by the right of the agency to borrow from the U.S. Treasury, such as securities issued by the Federal Home Loan Bank, or may be backed only by the credit of the agency. The U.S. government and its agencies and instrumentalities only guarantee the payment of principal and interest and not the market value of the securities. The market value of U.S. government securities will fluctuate based on interest rate changes and other market factors.

         CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party. The Adviser will limit investments in convertible debt securities to those that are rated at the time of purchase as investment grade by at least one national rating organization, such as S&P or Moody's, or, if unrated, are determined to be of equivalent quality by the Adviser.

         VARIABLE- OR FLOATING-RATE SECURITIES. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure.

         Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days notice, in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

         Variable-rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where the obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Adviser determines that at the time of investment other obligations are of comparable quality to the other obligations in which the Fund may invest.

         The Fund will not invest more than 10% of its net assets in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). See "Implementation of Investment Objectives -- Illiquid Securities." In addition, each variable- and floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks.

REVERSE REPURCHASE AGREEMENTS

         The Fund may, with respect to up to 5% of its net assets, engage in reverse repurchase agreements. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

TEMPORARY STRATEGIES

         Prior to investing the proceeds from sales of Fund shares, to meet ordinary daily cash needs or to respond to adverse market, economic, political or other conditions, the Adviser may hold cash and/or invest all or a portion of the Fund's assets in money market instruments, which are short-term fixed income securities issued by private and governmental institutions. Money market instruments include:

         -        Commercial paper;

         -        Short-term U.S. government securities;

         -        Repurchase agreements;

         -        Banker's acceptances;

         -        Certificates of deposit;

         -        Time deposits; and

         -        Other short-term fixed income securities.

If these temporary strategies are used for adverse market, economic or political conditions, it is impossible to predict when or for how long the Adviser may employ these strategies for the Fund. To the extent the Fund engages in these temporary strategies, the Fund may not achieve its investment objective.

FOREIGN CURRENCIES

         The Fund may purchase and sell foreign currency on a spot or forward basis to facilitate the purchase of foreign securities. Because most foreign securities are denominated in non-U.S. currencies, the Fund may be required to purchase and sell foreign currencies to engage in transactions in a foreign security. Purchasing and selling foreign currency on a spot (cash) basis involves converting U.S. dollars into the applicable foreign currency or converting the foreign currency into U.S. dollars for purposes of short-term settlement of the foreign security transaction. Purchasing and selling foreign currency on a forward basis involves converting U.S. dollars into the applicable foreign currency or converting the foreign currency into U.S. dollars for purposes of settling a foreign security transaction at some date in the future (i.e., when the Fund is obligated to purchase or sell a foreign security at a specified future date at a specified price). In general, if the currency in which a Fund investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the Fund investment expressed in U.S. dollars.

DEPOSITARY RECEIPTS AND FOREIGN SECURITIES

         The Fund may invest up to 20% of its net assets in foreign securities directly or by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. Bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment objectives, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.

         ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. For example, a non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer, including reliable financial statements. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

         Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments. In many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign countries are not subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments include expropriation; confiscatory taxation; withholding taxes on dividends or interest; less extensive regulation of foreign brokers, securities markets and issuers; costs incurred in conversions between currencies; possible delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities. From time to time foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, may be higher than those attributable to domestic investment. The value of the Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other political and economic conditions.

INVESTMENT COMPANIES

         The Fund may invest, to a limited extent, in investment companies, including open-end and closed-end mutual funds and money market funds. Under the 1940 Act, the Fund may invest up to 10% of its total assets in shares of other investment companies and up to 5% of its total assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investments justify the payment of any associated fees and expenses.

HIGH-YIELD (HIGH-RISK) SECURITIES

         IN GENERAL. The Fund will invest in fixed income securities rated at the time of purchase as at least investment grade by at least one nationally recognized statistical rating organization ("NRSROs"), such as S&P or Moody's. If a security's rating falls below the ratings criteria set forth under "Implementation of Investment Objectives -- Fixed Income Securities," the Adviser will determine what action, if any, should be taken to ensure compliance with the Fund's investment objective and to ensure that the Fund will at no time have 5% or more of its net assets invested in non-investment grade debt securities. Non-investment grade debt obligations ("lower-quality securities") include (1) bonds rated as low as C by S&P, Moody's and comparable ratings of other NRSROs; (2) commercial paper rated as low as C by S&P, Not Prime by Moody's and comparable ratings of other NRSROs; and (3) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to the Appendix for a description of the securities ratings.

         EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

         All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market value of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

         As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market and accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would force the Fund to sell the more liquid portion of its portfolio.

         PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

         CREDIT RATINGS. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

         LIQUIDITY AND VALUATION. The Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

         LEGISLATION. Legislation may be adopted, from time to time, designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. It is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

WHEN-ISSUED SECURITIES

         The Fund may from time to time invest up to 5% of its net assets in securities purchased on a "when-issued" basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by the Fund to the issuer, no interest is accrued on debt securities and no dividend income is earned on equity securities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value will be adversely affected by its purchases of securities on a when-issued basis.

         The Fund will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, sale of the securities held in the separate account described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

UNSEASONED COMPANIES

         The Fund may invest up to 5% of its total assets in unseasoned companies, which are companies with less than three years of continuous operation. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on regional securities exchanges, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of these companies may be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings of these companies at discounts from quoted prices or may have to make a series of smaller sales over an extended period of time due to the trading volume in smaller company securities.

SHORT SALES AGAINST THE BOX

         The Fund may sell securities short against the box to hedge unrealized gains on portfolio securities. Selling securities short against the box involves selling a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future. If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

                             DIRECTORS AND OFFICERS

         Under the laws of the State of Maryland, the Board of Directors of the Corporation is responsible for managing its business and affairs. The directors and officers of the Corporation, together with information as to their principal business occupations during the last five years, and other information, are shown below. Each director who is deemed an "interested person," as defined in the 1940 Act, is indicated by an asterisk.

         *MARK D. FOSTER, a Director, Chairman and President of the Corporation.

         Mr. Foster, 43 years old, received a Bachelor of Science degree in finance from Ball State University in 1979. Prior to joining the Adviser, Mr. Foster managed equity investments for Merchants Investment Counseling, Inc. Mr. Foster joined the Adviser in 1987 as a portfolio manager. Mr. Foster has been the Adviser's chief investment officer since 1997. Mr. Foster has served as Chairman and President of the Corporation since 1998. Mr. Foster is a Chartered Financial Analyst.

         *MICKEY KIM, a Director, Vice President, Secretary and Treasurer of the Corporation.

         Mr. Kim, 43 years old, earned a Bachelor of Science degree in finance from the University of Illinois in 1980 and a Masters of Business Administration in finance from the University of Chicago in 1982. Prior to joining the Adviser, Mr. Kim was an analyst with Driehaus Capital Management. Mr. Kim joined the Adviser in 1986 as a portfolio manager. Since 1996, Mr. Kim has been the chief operating officer of the Adviser. Mr. Kim has served as Vice-President, Secretary and Treasurer of the Corporation since 1998. Mr. Kim is a Chartered Financial Analyst.

         JEFFREY N. BROWN, a Director of the Corporation.

         Mr. Brown, 42 years old, is currently the President of Home News Enterprises, a publishing company. From 1992 to 1997, Mr. Brown served as Vice President for that company.

         MARK E. CHESNUT, a Director of the Corporation.

         Mr. Chesnut, 54 years old, worked at Cummins Engine Co., a manufacturer of diesel engines, from 1966 to 1998 and was an officer from 1984 to 1998. Mr. Chesnut's most recent position with Cummins Engine Co. was Vice President of Public Affairs. Mr. Chesnut is currently self-employed as an organizational effectiveness consultant and trainer.

         JOHN F. DORENBUSCH, a Director of the Corporation.

         Mr. Dorenbusch, 64 years old, is retired. Prior to retiring, Mr. Dorenbusch was President and a director of Tipton Lakes Company, a real estate development company, from 1981 to 1996. Mr. Dorenbusch was also President and a director of Irwin Management Company, an investment, financial and tax management company, from 1990 to 1994 and 1981 to 1996, respectively. Mr. Dorenbusch served as a director of Irwin-Sweeney-Miller Foundation, a private foundation, from 1987 to 1996.

         The address for Messrs. Foster and Kim is Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus, Indiana 47201. The address for Mr. Brown is 333 Second Street, Columbus, Indiana 47201. The address for Mr. Chesnut is 3011 Waterway Boulevard, Isle of Palms, South Carolina 29451. The address for Mr. Dorenbusch is 4115 North Riverside Drive, Columbus, Indiana 47203.

         As of December 31, 2001, officers and directors of the Corporation beneficially owned 6.4% of the shares of common stock of the Fund's then outstanding shares. Directors and officers of the Corporation who are also officers, directors, employees or shareholders of the Adviser do not receive any remuneration from the Fund for serving as directors or officers.

         The following table provides information relating to compensation paid to directors of the Corporation for their services as such for the period September 30, 2000 to September 30, 2001:

             Name                  Cash Compensation(1)          Other Compensation                  Total
             ----                  -----------------             ------------------                  -----
Mark D. Foster                           $0                           $0                           $0
Mickey Kim                               $0                           $0                           $0
Jeffrey N. Brown                         $2,000                       $0                           $2,000
Mark E. Chesnut                          $2,000                       $0                           $2,000
John F. Dorenbusch                       $2,000                       $0                           $2,000
All directors as a group                 $6,000                       $0                           $6,000
(5 persons)                              ======                       ==                           ======


--------------------

(1) Each director who is not deemed an "interested person" as defined in the 1940 Act, receives $500 for each Board of Directors meeting attended by such person and reasonable expenses incurred in connection therewith. The Board held four meetings during fiscal 2001.

                                 CODE OF ETHICS

         The Corporation and the Adviser have adopted an Amended and Restated Code of Ethics (the "Code of Ethics") under Rule 17j1 of the 1940 Act which governs the personal trading activities of all "Access Persons." Access Persons generally include all directors and officers of the Corporation and the Adviser, as well as certain employees and control persons of the Corporation and the Adviser who have access to information regarding the purchase or sale of securities by the Corporation. The Code of Ethics is based upon the principle that Access Persons have a fiduciary duty to place the interests of Fund shareholders above their own.

         The Code of Ethics permits Access Persons to buy or sell securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain exceptions. The Code of Ethics requires all Access Persons to complete quarterly transaction reports, acknowledge receipt of the Code of Ethics and certify annually that they have complied with the Code of Ethics. All Access Persons who are not disinterested directors of the Corporation have additional reporting requirements. The Code of Ethics requires Access Persons (other than Access Persons who are disinterested directors of the Corporation) to preclear most securities transactions. The Code of Ethics also places other limitations on the acquisition of securities by Access Persons (other than Access Persons who are disinterested directors of the Corporation), including a ban on acquiring securities in an initial public offering, restrictions on the purchase of private placement securities and a prohibition from profiting on short-term trading in securities.

                             PRINCIPAL SHAREHOLDERS

         As of December 31, 2001, the following person owned of record or is known by the Corporation to own of record or beneficially 5% or more of the outstanding shares of the Fund:

Name and Address                                       No. Shares           Percentage         Owned of Record or
----------------                                       ----------           ----------         -------------------
                                                                                               Beneficially or Both
                                                                                               --------------------
Aegis Women's Healthcare P.C.                          128,342.625          5.3%               Record
Retirement Plan
421 West 1st Street
Bloomington, Indiana  47403

David M. Kirr                                          400,846.865          16.5%              Both
3665 Woodside Drive
Columbus, Indiana  47201

Terry B. Marbach                                       146,916.724          6.1%               Both
9704 West Raintree Drive
Columbus, Indiana  47201

PW Trust -- FBO Sieco Inc. Savings Plan                163,038.133          6.7                Record
1200 Harbor Boulevard, Suite 6
Weehawken, New Jersey  07087

Gregg T. Summerville                                   199,337.099          8.2%               Both
3620 Woodside Drive
Columbus, Indiana  47203


         Based on the foregoing, as of December 31, 2001, no person owned a controlling interest in the Corporation.

                               INVESTMENT ADVISER

         Kirr, Marbach & Company, LLC (the "Adviser") is the investment adviser to the Fund. The Adviser is controlled by Mark Foster, Mickey Kim, David Kirr and Gregg Summerville.

         The investment advisory agreement between the Corporation and the Adviser dated as of July 26, 2002 (the "Advisory Agreement") has a term expiring in December 2002 and thereafter is required to be approved annually by the Board of Directors of the Corporation or by vote of a majority of the Fund's outstanding voting securities. Each annual renewal must also be approved by the vote of a majority of the Corporation's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was approved by the Board, including by a majority of the disinterested directors, on February 20, 2002 and by a majority of the Fund's outstanding voting securities on May 16, 2002. The Advisory Agreement is terminable without penalty, on 60 days' written notice by the Board of Directors of the Corporation, by vote of a majority of the Fund's outstanding voting securities or by the Adviser, and will terminate automatically in the event of its assignment. The Advisory Agreement executed on July 26, 2002 replaces the previous advisory agreement between the Corporation and the Adviser dated December 17, 1998. The new Advisory Agreement (identical in all respects other than the date and term indicated therein) was necessitated by a change in the Adviser's controlling owners.

         Under the terms of the Advisory Agreement, the Adviser manages the Fund's investments and business affairs, subject to the supervision of the Corporation's Board of Directors. At its expense, the Adviser provides office space and all necessary office facilities, equipment and personnel for managing the investments of the Fund. As compensation for its services, the Fund pays the Adviser an annual management fee of 1.00% of its average daily net assets. The advisory fee is accrued daily and paid monthly.

For the fiscal year ended September 30, 2001, the Adviser waived its management fee and reimbursed the Fund's other expenses so that the Fund's total operating expenses (on an annual basis) did not exceed 1.50% of its average daily net assets. The Adviser has contractually agreed that until February 28, 2003, the Adviser will continue to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the total operating expenses (on an annual basis) for the Fund do not exceed 1.50% of average daily net assets. After such date, the Adviser may from time to time voluntarily waive all or a portion of its fee and/or absorb expenses for the Fund. Any waiver of fees or absorption of expenses will be made on a monthly basis and, with respect to the latter, will be paid to the Fund by reduction of the Adviser's fee. Any such waiver/absorption is subject to later adjustment during the term of the Advisory Agreement to allow the Adviser to recoup amounts waived/absorbed, including initial organization costs of the Fund, provided, however, that, the Adviser shall only be entitled to recoup such amounts for a maximum period of three years from the date such amount was waived or reimbursed. For the period September 30, 1999 to September 30, 2000, the Fund paid the Adviser $97,847 for its investment advisory services. If the Adviser had not agreed to waive its management fee for the period September 30, 1999 to September 30, 2000, the Adviser would have received an additional $84,439 from the Fund for its investment advisory services. For the period September 30, 2000 to September 30, 2001, the Fund paid the Adviser $234,798 for its investment advisory services. If the Adviser had not agreed to waive its management fee for the period September 30, 2001 to September 30, 2002, the Adviser would have received an additional $71,891 from the Fund for its investment advisory services.

                         FUND TRANSACTIONS AND BROKERAGE

         Under the Advisory Agreement, the Adviser, in its capacity as portfolio manager, is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage business. The Adviser seeks to obtain the best execution at the best security price available with respect to each transaction. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. While the Adviser seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest available commission. Brokerage will not be allocated based on the sale of the Fund's shares.

         When the Adviser buys or sells the same security for two or more advisory accounts, including the Fund, the Adviser may place concurrent orders with a single broker to be executed as a single, aggregated block in order to facilitate orderly and efficient execution. Whenever the Adviser does so, each advisory account on whose behalf an order was placed will receive the average price at which the block was executed and will bear a proportionate share of all transaction costs, based on the size of the advisory account's order. While the Adviser believes combining orders for advisory accounts will, over time, be advantageous to all participants, in particular cases the average price at which the block was executed could be less advantageous to one particular advisory account than if the advisory account had been the only account effecting the transaction or had completed its transaction before the other participants.

         Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

         In selecting brokers or dealers, the Adviser considers investment and market information and other research, such as economic, securities and performance measurement research provided by such brokers or dealers and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker or dealer may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker or dealer to the Fund. The Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. Such higher commissions will not be paid by the Fund unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws; and (c) in the opinion of the Adviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

         The aggregate amount of brokerage commissions paid by the Fund for the period September 30, 1999 to September 30, 2000 was $68,061. For the same period, the Fund paid $24,919 in brokerage commissions with respect to $11,744,362 in transactions for which research services were provided and the Fund did not acquire any stock of its regular brokers or dealers. The aggregate amount of brokerage commissions paid by the Fund for the period September 30, 2000 to September 30, 2001 was $77,410. For the same period, the Fund paid $49,156 in brokerage commissions with respect to $33,356,035 in transactions for which research services were provided and the Fund did not acquire any stock of its regular brokers or dealers.

         The Adviser may, from time to time, cause advisory accounts, including the Fund, to participate in initial public offerings ("IPOs"). The Adviser's policy is to allocate, to the extent operationally and otherwise practical, IPOs, including those IPOs where the Adviser anticipates the security will initially trade in the market at a premium ("hot issues"), to each advisory account without regard to the size or fee structure of the advisory account. The Adviser allocates IPOs to advisory accounts based on numerous issues, including cash availability, the time advisory account funds have been available for investment or have had investments available for sale, investment objectives and restrictions, an advisory account's participation in other IPOs and relative size of portfolio holdings of the same or comparable securities. An additional consideration used in the Adviser's allocation of "hot issues" is the relative investment performance of an advisory account versus the index benchmarks and/or the average of all of the Adviser's advisory accounts. From time to time, the Adviser may allocate "hot issues" to enhance the performance of advisory accounts that the Adviser believes have lagged relative to the performance of other accounts. The Adviser's participation in and allocation of "hot issues" is extremely limited.

         The Adviser places portfolio transactions for other advisory accounts managed by the Adviser. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. The Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Adviser believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

                                    CUSTODIAN

         As custodian of the Fund's assets pursuant to a Custodian Servicing Agreement with the Corporation, U.S. Bancorp, N.A., ("U.S. Bancorp"), Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202, has custody of all securities and cash of the Fund, delivers and receives payment for portfolio securities sold, receives and pays for portfolio securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Corporation. For these services, U.S. Bancorp receives from the Corporation out-of-pocket expenses plus the following aggregate annual fees, based on the Fund's aggregate average net assets:

                            Custodian Servicing Fees

         Average net assets                            .02 of 1%*

         -----------------------------
         * Subject to a minimum fee of $3,000


                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

         U.S. Bancorp Fund Services, LLC ("U.S. Bancorp"), Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as transfer agent and dividend-disbursing agent for the Fund. U.S. Bancorp is compensated based on an annual fee per open account of $14 (subject to a minimum annual fee of $22,500) plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications. U.S. Bancorp also receives an annual fee per closed account of $14.

         From time to time, the Corporation, on behalf of the Fund, directly or indirectly through arrangements with the Adviser, the Distributor (as defined below) or U.S. Bancorp, may pay amounts to third parties that provide transfer agent type services and other administrative services relating to the Fund to persons who beneficially have interests in the Fund, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Fund, transmitting proxy statements, annual reports, updated prospectuses, other communications regarding the Fund and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Fund is currently paying U.S. Bancorp for providing these services to the Fund's shareholders (i.e., $14 per account plus expenses).

                                  ADMINISTRATOR

         Pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement, U.S. Bancorp also performs accounting and certain compliance and tax reporting functions for the Corporation. For these services, U.S. Bancorp receives from the Corporation out-of-pocket expenses plus the following aggregate annual fees, based on the Fund's aggregate average net assets:

                          Administrative Services Fees

         First $200 million of average net assets              .06 of 1%*

         Next $500 million of average net assets               .05 of 1%

         Average net assets in excess of $700 million          .03 of 1%

         --------------------------------------
         * Subject to a minimum fee of $35,000.


                            Accounting Services Fees

         First $40 million of average net assets               $22,000

         Next $200 million of average net assets               .01 of 1%

         Average net assets in excess of $240 million          .005 of 1%

         For the periods December 31, 1998 to September 30, 1999 and September 30, 1999 to September 30, 2000, U.S. Bancorp received $29,167 and $35,000, respectively, from the Fund under the Fund Administration Servicing Agreement and $17,440 and $23,701, respectively, from the Fund under the Fund Accounting Servicing Agreement. For the period September 30, 2000 to September 30, 2001, U.S. Bancorp received $34,846 from the Fund under the Fund Administration Servicing Agreement and $24,095 from the Fund under the Fund Accounting Servicing Agreement.

                      DISTRIBUTOR AND PLAN OF DISTRIBUTION

DISTRIBUTOR

         Under a distribution agreement dated December 31, 1998 (the "Distribution Agreement"), Rafferty Capital Markets, LLC (the "Distributor"), 59 Hilton Avenue, Suite 101, Garden City, NY 11530, acts as principal distributor of the Fund's shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares, which shares are offered for sale by the Fund continuously at net asset value per share without the imposition of a sales charge. Pursuant to the terms of the Distribution Agreement, the Distributor receives from the Corporation out-of-pocket expenses plus an annual fee equal to the greater of (i) $15,000 or (ii) .01% of the Fund's net assets, computed daily and payable monthly. As compensation for its services under the Distribution Agreement, the Distributor may retain all or a portion of the distribution and shareholder servicing fees payable under the 12b-1 Plan (as defined below). All or a portion of the distribution and shareholder servicing fee may be used by the Distributor to pay such expenses under the distribution and shareholder servicing plan discussed below.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

         The Corporation, on behalf of the Fund, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which authorizes it to pay the Distributor, in its capacity as the principal distributor of Fund shares, or any Recipient (as defined below) a distribution and shareholder servicing fee of up to 0.25% per annum of the Fund's average daily net assets. Under the terms of the 12b-1 Plan, the Corporation or the Distributor may pay all or a portion of this fee to any securities dealer, financial institution or any other person (the "Recipient") who renders assistance in distributing or promoting the sale of Fund shares, or who provides certain shareholder services to Fund shareholders, pursuant to a written agreement (the "Related Agreement"). The 12b-1 Plan is a "reimbursement" plan, which means that the fees paid by the Fund are intended as reimbursement for services rendered up to the maximum allowable fee. If more money for services rendered is due than is immediately payable because of the expense limitation under the 12b-1 Plan, the unpaid amount is carried forward from period to period while the 12b-1 Plan is in effect until such time as it may be paid. No interest, carrying or other forward charge will be borne by the Fund with respect to unpaid amounts carried forward. The 12b-1 Plan has the effect of increasing the Fund's expenses from what they would otherwise be. The Board of Directors reviews the Fund's distribution and shareholder servicing fee payments in connection with its determination as to the continuance of the 12b-1 Plan.

         The 12b-1 Plan, including forms of Related Agreements, has been unanimously approved and reapproved by a majority of the Board of Directors of the Corporation, and of the members of the Board who are not "interested persons" of the Corporation as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or any Related Agreements (the "Disinterested Directors") voting separately. The 12b-1 Plan, and any Related Agreement which is entered into, will continue in effect for a period of more than one year only so long as its continuance is specifically approved at least annually by a vote of a majority of the Corporation's Board of Directors and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on the 12b-1 Plan or the Related Agreement, as applicable. In addition, the 12b-1 Plan and any Related Agreement may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of Disinterested Directors (on not more than 60 days' written notice in the case of the Related Agreement only). Payment of the distribution and shareholder servicing fee is to be made monthly. The Distributor and/or Recipients will provide reports or invoices to the Corporation of all amounts payable to them (and the purposes for which the amounts were expended) pursuant to the 12b-1 Plan.

INTERESTS OF CERTAIN PERSONS

         With the exception of the Adviser, in its capacity as the Fund's investment adviser, and the Distributor, in its capacity as principal distributor of Fund shares, no "interested person" of the Fund, as defined in the 1940 Act, and no director of the Fund who is not an "interested person" has or had a direct or indirect financial interest in the 12b-1 Plan or any Related Agreement.

ANTICIPATED BENEFITS TO THE FUND

         The Board of Directors considered various factors in connection with its decision to continue the 12b-1 Plan, including: (a) the nature and causes of the circumstances which make continuation of the 12b-1 Plan necessary and appropriate; (b) the way in which the 12b-1 Plan addresses those circumstances, including the nature and potential amount of expenditures; (c) the nature of the anticipated benefits; (d) the merits of possible alternative plans or pricing structures; (e) the relationship of the 12b-1 Plan to other distribution efforts of the Fund; and (f) the possible benefits of the 12b-1 Plan to any other person relative to those of the Fund.

         Based upon its review of the foregoing factors and the material presented to it, and in light of its fiduciary duties under relevant state law and the 1940 Act, the Board of Directors determined, in the exercise of its business judgment, that the 12b-1 Plan was reasonably likely to benefit the Fund and its shareholders in at least one or several potential ways. Specifically, the Board concluded that the Distributor and any Recipients operating under Related Agreements would have little or no incentive to incur promotional expenses on behalf of the Fund if a 12b-1 Plan were not in place to reimburse them, thus making the adoption of such 12b-1 Plan important to the initial success and thereafter, continued viability of the Fund. In addition, the Board determined that the payment of distribution fees to these persons should motivate them to provide an enhanced level of service to Fund shareholders, which would, of course, benefit such shareholders. Finally, the continuation of the 12b-1 Plan would help to increase net assets under management in a relatively short amount of time, given the marketing efforts on the part of the Distributor and Recipients to sell Fund shares, which should result in certain economies of scale.

         While there is no assurance that the expenditure of Fund assets to finance distribution of Fund shares will have the anticipated results, the Board of Directors believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution and shareholder servicing expenses of the Fund, it will be able to evaluate the benefit of such expenditures in deciding whether to continue the 12b-1 Plan.

AMOUNTS PAID UNDER THE PLAN

         For the period September 30, 1999 to September 30, 2000, pursuant to the terms of the 12b-1 Plan, the Fund paid $16,861. Of this amount, $1,626 was spent on printing of annual reports and for literature fulfillment for other than current shareholders. For such period, the Distributor received $15,235 of the amounts paid under the 12b-1 Plan. For the period September 30, 2000 to September 30, 2001, pursuant to the terms of the 12b-1 Plan, the Fund paid $13,463. Of this amount, $1,250 was spent on printing of annual reports and for literature fulfillment for other than current shareholders. For such period, the Distributor received $21,595 of the amounts paid under the 12b-1 Plan.

                    PURCHASE, EXCHANGE AND PRICING OF SHARES

AUTOMATIC INVESTMENT PLAN

         The Automatic Investment Plan ("AIP") allows you to make regular, systematic investments in the Fund from your bank checking account. The minimum initial investment for investors using the AIP is $5,000. To establish the AIP, complete the appropriate section in the shareholder application. Under certain circumstances (such as discontinuation of the AIP before the Fund's minimum initial investment is reached), the Fund reserves the right to close the investor's account. Prior to closing any account for failure to reach the minimum initial investment, the Fund will give the investor written notice and 60 days in which to reinstate the AIP or otherwise reach the minimum initial investment. You should consider your financial ability to continue in the AIP until the minimum initial investment amount is met because the Fund has the right to close an investor's account for failure to reach the minimum initial investment. Such closing may occur in periods of declining share prices.

         Under the AIP, you may choose to make monthly investments on the days of your choosing (or the next business day thereafter) from your financial institution in amounts of $250 or more. There is no service fee for participating in the AIP. However, a service fee of $25 will be deducted from your Fund account for any AIP purchase that does not clear due to insufficient funds or, if prior to notifying the Fund in writing or by telephone of your intention to terminate the plan, you close your bank account or in any manner prevent withdrawal of funds from the designated checking account. You can set up the AIP with any financial institution that is a member of Automated Clearing House.

         The AIP is a method of using dollar cost averaging which is an investment strategy that involves investing a fixed amount of money at a regular time interval. However, a program of regular investment cannot ensure a profit or protect against a loss from declining markets. By always investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Since such a program involves continuous investment regardless of fluctuating share values, you should consider your financial ability to continue the program through periods of low share price levels.

INDIVIDUAL RETIREMENT ACCOUNTS

         In addition to purchasing Fund shares as described in the Prospectus under "How to Purchase Shares," individuals may establish their own tax-sheltered individual retirement accounts ("IRAs"). The Fund offers two types of IRAs, including the Traditional IRA, that can be adopted by executing the appropriate Internal Revenue Service ("IRS") Form.

         TRADITIONAL IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the investor is an "active participant" in an employer-sponsored retirement plan and the investor's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the investor's own contributions for which the investor did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the investor attains age 70-1/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

         ROTH IRA. In a Roth IRA, amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the investor has held the IRA for certain minimum periods of time (generally, until age 59-1/2). Investors whose income exceeds certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the investor's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the investor. Following the death of the investor, certain minimum distribution rules apply.

         For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of $2,000 or 100% of the investor's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contributions under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

         SIMPLIFIED EMPLOYEE PENSION PLAN. A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions not exceeding annually for any one participant 15% of compensation (disregarding for this purpose compensation in excess of $170,000 per year). The $170,000 compensation limit applies for 2000 and is adjusted periodically for cost of living increases. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.

         SIMPLE IRA. An IRA may also be used in connection with a SIMPLE Plan established by the investor's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the investor may elect to have his or her employer make salary reduction contributions of up to $6,500 per year to the SIMPLE IRA. The $6,500 limit applies for 2000 and is adjusted periodically for cost of living increases. In addition, the employer will contribute certain amounts to the investor's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.

         Under current IRS regulations, all IRA applicants must be furnished a disclosure statement containing information specified by the IRS. Applicants generally have the right to revoke their account within seven days after receiving the disclosure statement and obtain a full refund of their contributions. U.S. Bancorp, the Fund's custodian, may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. U.S. Bancorp does not anticipate that it will exercise its discretion but reserves the right to do so.

SYSTEMATIC WITHDRAWAL PLAN

         Shareholders may set up automatic withdrawals from their Fund accounts at regular intervals. To begin distributions, a shareholder's account must have an initial balance of $50,000 and at least $250 per payment must be withdrawn. To establish the systematic withdrawal plan ("SWP"), the appropriate section in the shareholder application must be completed. Redemptions will take place on a monthly, quarterly, semi-annual or annual basis (or the following business day) as indicated on the shareholder application. The amount or frequency of withdrawal payments may be varied or temporarily discontinued by calling 1-800-870-8039. Depending upon the size of the account and the withdrawals requested (and fluctuations in the net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust a shareholder's account. If the amount remaining in a shareholder's account is not sufficient to meet a plan payment, the remaining amount will be redeemed and the SWP will be terminated.

MONEY MARKET EXCHANGE

         As a service to our shareholders, the Fund has established a program whereby our shareholders can exchange shares of the Fund for shares of the U.S. Bancorp Money Market Fund (the "U.S. Bancorp Fund"). Exchange requests are available for exchanges of $1,000 or more. The U.S. Bancorp Fund is a no-load money market fund managed by an affiliate of U.S. Bancorp. The U.S. Bancorp Fund is unrelated to the Corporation or the Fund. However, the Distributor may be compensated by the U.S. Bancorp Fund for servicing and related services provided in connection with exchanges made by shareholders of the Fund. This exchange privilege is a convenient way to buy shares in a money market fund in order to respond to changes in your goals or in market conditions. Before exchanging into the U.S. Bancorp Fund, please read the prospectus, which may be obtained by calling 1-800-870-8039. There is no charge for written exchange requests. U.S. Bancorp will, however, charge a $5 fee for each exchange transaction that is executed via the telephone.

         AN EXCHANGE FROM THE FUND TO THE U.S. BANCORP FUND IS TREATED THE SAME AS AN ORDINARY SALE AND PURCHASE FOR FEDERAL INCOME TAX PURPOSES AND YOU WILL REALIZE A CAPITAL GAIN OR LOSS. AN EXCHANGE IS NOT A TAX-FREE TRANSACTION.

PRICING OF SHARES

         Shares of the Fund are sold on a continual basis at the net asset value per share next computed following receipt of an order in proper form by a dealer, the Distributor or U.S. Bancorp, the Fund's transfer agent.

         The net asset value per share is determined as of the close of trading (generally 4:00 p.m. Eastern Standard Time) on each day the New York Stock Exchange (the "NYSE") is open for business. Purchase orders received or shares tendered for redemption on a day the NYSE is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Applications for purchase of shares and requests for redemption of shares received after the close of trading on the NYSE will be valued as of the close of trading on the next day the NYSE is open. The Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value is calculated by taking the fair value of the Fund's total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

         In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price at the close of regular trading on the national securities exchange or NASDAQ on which such securities are primarily traded; however, securities traded on a national securities exchange or NASDAQ for which there were no transactions on a given day, and securities not listed on a national securities exchange or NASDAQ, are valued at the average of the most recent bid and asked prices. Fixed income securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of fixed income securities without regard to sale or bid prices when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Corporation. The Board of Directors may approve the use of pricing services to assist the Fund in the determination of net asset value. Fixed income securities having remaining maturities of 60 days or less when purchased are generally valued by the amortized cost method. Under this method of valuation, a security is initially valued at its acquisition cost and, thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.

                               REDEMPTIONS IN KIND

         The Fund has filed a Notification under Rule 18f-1 of the 1940 Act, pursuant to which it has agreed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser amount of (i) $250,000 or (ii) 1% of the Fund's net asset value, valued at the beginning of the election period. The Fund intends also to pay redemption proceeds in excess of such lesser amount in cash, but reserves the right to pay such excess amount in kind, if it is deemed to be in the best interest of the Fund to do so. If you receive an in kind distribution, you will likely incur a brokerage charge on the disposition of such securities through a securities dealer.

                              TAXATION OF THE FUND

         The Fund intends to qualify annually as a "regulated investment company" under Subchapter M of the Code, and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis. In the event the Fund fails to qualify as a "regulated investment company," it will be treated as a regular corporation for federal income tax purposes. Accordingly, the Fund would be subject to federal income taxes and any distributions that it makes would be taxable and non-deductible by the Fund. This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

                             PERFORMANCE INFORMATION

         The Fund's historical performance or return may be shown in the form of various performance figures. The Fund's performance figures are based upon historical results and are not necessarily representative of future performance. Factors affecting the Fund's performance include general market conditions, operating expenses and investment management.

TOTAL RETURN

         The average annual total return of the Fund is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)n = ERV

                  P         =       a hypothetical initial payment of $1,000.

                  T         =       average annual total return.

                  n         =       number of years.

                  ERV       =       ending redeemable value of a hypothetical
                                    $1,000 payment made at the beginning of
                                    the stated periods at the end of the stated periods.

Performance for a specific period is calculated by first taking an investment (assumed to be $1,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at the net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

         Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

         The average annual total return for the Fund from inception (December 31, 1998) to September 30, 2001 was 4.95% and for the period September 30, 1999 to September 30, 2000 was

16.77%. The average annual return for the Fund for the period September 30, 2000 to September 30, 2001 was -1.30%.

COMPARISONS

         From time to time, in marketing and other Fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

         The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. ("Morningstar"), which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5 and 10 year periods. Rankings are not absolute or necessarily predictive of future performance.

         Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of or selections from, editorials or articles about the Fund. Sources for Fund performance and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Financial World, Business Week, U.S. News and World Report, the Wall Street Journal, Barron's and a variety of investment newsletters.

         The Fund may compare its performance to a wide variety of indices and measures of inflation including the Standard & Poor's Index of 500 Stocks, the NASDAQ Over-the-Counter Composite Index, the Russell 2000 Index, the Standard & Poor's Midcap Index of 400 Stocks, the Value Line Index and the Russell Midcap Index. There are differences and similarities between the investments that the Fund may purchase for its portfolio and the investments measured by these indices.

                             ADDITIONAL INFORMATION

         From time to time, in marketing and other Fund literature, the Adviser may discuss the benefits of investing in mutual funds in general and compare mutual funds to other investment products, such as separate account management or bank common or collective funds and particularly with respect to changes in the retirement plan market. The Fund believes that mutual funds offer certain advantages over such other investment products, including daily pricing, daily liquidity and, with respect to IRA plans, being a permissive investment. While the Fund believes that certain of such advantages exist, the Adviser anticipates that it will continue to offer separate account management.

                             INDEPENDENT ACCOUNTANTS

         KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, independent accountants for the Fund, audit and report on the Fund's financial statements.

                              FINANCIAL STATEMENTS

         The following audited financial statements of the Fund are incorporated herein by reference to the Fund's Annual Report dated September 30, 2001, as filed with the Securities and Exchange Commission on November 30, 2001:

(a)      Report of Independent Accountants.

(b)      Schedule of Investments as of September 30, 2001.

(c)      Statement of Assets and Liabilities as of September 30, 2001.

(d)      Statement of Operations for the year ended September 30, 2001.

(e) Statement of Changes in Net Assets for the year ended September 30, 2001 and for the year ended September 30, 2000.

(f) Financial Highlights for the year ended September 30, 2001, for the year ended September 30, 2000 and for the period December 31, 1998 to September 30, 1999.

(g)      Notes to the Financial Statements.

                                    APPENDIX

                               SHORT-TERM RATINGS

                STANDARD & POOR'S SHORT-TERM DEBT CREDIT RATINGS

         A Standard & Poor's credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

         Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

         A-1 A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2 A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3 A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         D A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                         MOODY'S SHORT-TERM DEBT RATINGS

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated `Prime-1' (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repaying ability will often be evidenced by many of the following characteristics:

                  -   Leading market positions in well-established industries.

                  -   High rates of return on funds employed.

                  - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                  - Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated `Prime-2' (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated `Prime-3' (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME Issuers rated `Not Prime' do not fall within any of the Prime rating categories.

             FITCH IBCA INTERNATIONAL SHORT-TERM DEBT CREDIT RATINGS

         Fitch IBCA's international debt credit ratings are applied to the spectrum of corporate, structured and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance and other corporate entities and the securities they issue, as well as municipal and other public finance entities, securities backed by receivables or other financial assets and counterparties. When applied to an entity, these short-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions and covenants attaching to that security.

         International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         F-1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F-2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F-3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.

         B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

         C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

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         D        Default.  Denotes actual or imminent payment default.

                                LONG-TERM RATINGS

                 Standard & Poor's Long-Term Debt Credit Ratings

         A Standard & Poor's credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

         AAA An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

         AA An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

         A An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

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         BBB      An obligation rated `BBB' exhibits ADEQUATE protection
                  parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated `BB', `B', `CCC, `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB An obligation rated `BB' is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B An obligation rated `B' is MORE VULNERABLE to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC An obligation rated `CCC' is CURRENTLY VULNERABLE to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC An obligation rated `CC' is CURRENTLY HIGHLY VULNERABLE to nonpayment.

         C The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         D An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or minus (-): The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                         MOODY'S LONG-TERM DEBT RATINGS

         Aaa Bonds which are rated `Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated `Aa' are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

         A Bonds which are rated `A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa Bonds which are rated `Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated `Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated `B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated `Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds which are rated `Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated `C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from `Aa' through `B.' The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

             FITCH IBCA INTERNATIONAL LONG-TERM DEBT CREDIT RATINGS

         Fitch IBCA's international debt credit ratings are applied to the spectrum of corporate, structured and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance and other corporate entities and the securities they issue, as well as municipal and other public finance entities, securities backed by receivables or other financial assets and counterparties. When applied to an entity, these long-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions and covenants attaching to that security.

         International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

                                INVESTMENT GRADE

         AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

                                SPECULATIVE GRADE

         BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.

         B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC, CC, C   High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

         DDD, DD and D   Default. Securities are not meeting current obligations
                  and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50% - 90% of such outstandings, and `D' the lowest recovery potential, i.e. below 50%.